Exploration and evaluation of oil and gas reserves (Details 2) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Exploration And Evaluation Of Oil And Gas Reserves
Exploratory well costs capitalized for a period of one year	$ 406	$ 136
Exploratory well costs capitalized for a period greater than one year	1,470	1,858
Total capitalized exploratory well costs	1,876	1,994
Number of projects relating to exploratory well costs capitalized for a period greater than one year	$ 15	$ 22